   General Steel Holdings, Inc.

GSHO

Company Profile – Pioneers in SOE Privatization

Roth Capital Partners Orange County Conference

February 19 - 22, 2007

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995, this presentation contains certain forward-looking statements, which include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts.  These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulations, unforeseeable uncertainties and risks, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission.  Some projections and other financial information are based on the information provided by our partners and acquisition targets that have not been audited and may be subject to changes.  Projections on DQ Metal are based on currently available information and data and are subject to changes and uncertainties.  Final results may deviate significantly from these projections.  The consummation of the contemplated acquisitions depends on the Company’s successfully negotiating the acquisition terms with the acquisition targets. There cannot be any assurance that these acquisition negotiations will be successful or whether these acquisition terms are favorable to the Company. Projections on the major SOE are largely based on negotiations with the government which may vary greatly in duration. The actual duration and completion of negotiations may be significantly longer than these projections. All forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the the forward-looking statements.  In addition, the
Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Our Vision

By 2010, we target to be the largest non-government owned steel product producer in
China

We intend to achieve sales in excess of $6 billion and EPS in excess of $3.50 per share

We target to consolidate operations in Northwest China and establish key subsidiaries in select markets throughout China

We target to grow our production from 400,000 tons to 16.5 million tons annually and revenues from $140 million to $6 billion

We intend to grow through aggressive mergers and acquisitions targeting State Owned
Enterprise (SOE) steel companies and selected entities with outstanding potential

For the past ten years we have laid the foundation to execute this strategy and have now identified 4 key candidates

Who We are Now…

Company Snapshot

First non-government owned steel company in China – Founded 1989

First Chinese steel company to list in the USA – OTCBB 2004

Primary subsidiary:  Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (“DQ Metal”)

Niche: Market leader in agricultural vehicle metal – 50% market share

Profitable: Twenty years profitable track record

Financials: Mkt Cap: $70 million

Sales 2006E:                          $143 million

Sales 2007E:                           $180 million

Sales after 2007 should grow 5-10% annually.

CEO will merge his minority interest into stock of the parent company

DQ Profile

3

Transportation vehicles (10 - 15
tons)

24

Overhead cranes

2

Straightening machine

2

Flattening machine

6

Air compressor

9

Gas producer

2

Roller grinder

2

Annealing furnace

6

2,200 m3 gas producer

10

6mm x 2,500mm cut to size
shearer

5

16mm thick cut to size shearer

6

Gas-fired reheat furnace

10

1,200mm Rolling Machine

Quantity

Equipment

Located in Hebei province, Jinghai
county, 20 miles SW of Tianjin

320,390 square feet of building space
on 17.8 acres of land

All property owned and paid in full by
the Company

DQ Profile

Largest PRC producer of hot-rolled steel sheets for the domestic agricultural vehicle market

10 production lines, production capacity 400,000 tons

Products used primarily by domestic agricultural vehicle market:  small, motorized,
3-wheels, payload from 1,650 lbs - 4,400 lbs, retailing US$1,200 -$1,800

Modernized facility, technology and equipment - $12m upgrade in 2005

34% estimated production increase 2005-2006

57.2% estimated YOY revenue growth for FYE 2005-2006

Established nationwide distribution channels – 23 distributors, 3 regional sales offices, 9 provinces

DQ Financial Projections

Daqiuzhuang Metal

Projected Consolidated Income Statements (in US$ ,000)

For the Years ending December 31, 2006, 2007, 2008, 2009, 2010

Year to Dec.31

2006E

2007E

2008E

2009E

2010E

TOTAL REVENUE

142,253

180,090

202,590

225,090

258,854

Total Cost of Revenue

-135,761

-165,683

-186,383

-204,832

-233,508

Gross Operating Profit

6,492

14,407

16,207

20,258

23,297

Selling, General & Admin. Expenses

-2,152

-2,410

-2,699

-3,023

-3,386

Net Operating Profit

4,340

11,997

13,508

17,235

19,911

Other income (expense)

160

-

-

-

0

EBIT

4,500

11,997

13,508

17,235

19,911

Interest Expense

-2,089

-2,156

-2,156

-2,156

-2,156

Profit Before Taxation & Minority Interest

2,411

9,841

11,352

15,079

17,755

Taxation

-

-1,279

-1,476

-3,619

-4,261

Net Profit Before Minority Interest

2,411

8,562

9,876

11,460

13,493

Minority Interest

-769

-2,568

-2,963

-3,438

-2,699

Net Profit

1,642

5,993

6,913

8,022

10,795

No. of O/S Shares

31,250

31,250

31,250

31,250

31,250

EPS

$0.05

$0.19

$0.22

$0.26

$0.35

GLOBAL STEEL
SLOWLY CONSOLIDATING - BUT STILL FRAGMENTED
Top 15 Steel Producers make 35% of World Steel
OTHERS
733mt
(14mt) Evraz
(14mt) Gerdau
(16mt) Tangshan
(17mt) ThyssenKrupp
(18mt) Anben
(18mt) Nucor
(18mt) Riva
Corus (18mt)
US Steel (19mt)
Shandong (21mt)
Baosteel (23mt)
JFE (30mt)
Posco (31mt)
Nippon (32mt)
Arcelor Mittal (110mt)
TOTAL : 2005
1132
million tonnes
Source : IISI
Iron and Steel Statistics Bureau

Baotou Steel
Mongolia
China
Benxi Steel
Anshan Steel
Tangshan Steel
Capital Steel
Baoshan Steel
Maanshan Steel
Wuhan Steel
Hualing Steel
Panzhihua Steel

Global Industry Snapshot

Fragmented industry

Global supply & demand

China as a world player

Raw materials

Domestic Industry Snapshot

Fragmented with 1100 players

Market segments SOEs vs. Private

Government consolidation plan

Restricted from foreign controlling
interest

Industry Snapshots

Target SOEs and select entities that are market leaders in their niches,

            no smaller than 250,000 tons production and offer a PE of 2

Improve their profitability's by introducing western management practices,

            introducing improved production processes, introducing western capital channels for modernization

            -------------------------

We have identified targets and designed a 4-Phase Growth Plan:

             Phase I:    Baotou-GSHO Joint Venture – announced 2006

             Phase II:   Central China Steel Company

             Phase III:  Coastal Region Steel Company

             Phase IV:  Major SOE

Our Strategy

Our Unique M&A Advantages

Provincial Rivalry – In cross-province SOE to SOE mergers, local government may not endorse commercially viable deals: we are partner

Management conflict of interest – In SOE to SOE mergers, “loosing”
management teams may not endorse the deal

Trust – Management does not see us as a threat because of our long-term relationships and their inclusion in post-merger operations

Incentive and Reward – Management is made to clearly see the incentives and rewards for cooperation and inclusion in post-merger operations

Access to foreign capital – No other private steel company has this ability to access capital markets to consummate mergers: domestic companies must rely on operating capital; SOEs must rely on equipment contribution and policy loans

Perceived as both foreign and domestic – Our perception as foreign player makes us welcomed by provincial governments looking to bring foreign investment to their region: our perception as a domestic company allows for controlling interest opportunities.

Four Major Growth Opportunities Identified

Our Growth Strategy - 4 Phases

Phase I:                       Baotou Joint Venture – 51% owned JV announced in 2006.

Phase II:                      Central China Acquisition – adding capacity 3 million
                      tons. Expected to be announced in early 2007.

Phase III:                  Coastal Region Acquisition – adding capacity 2 million
                      tons. Expected to be finalized by late 2007.

Phase IV:                  Major SOE Merger – preliminary negotiations
                      underway. Expected to be finalized by late 2008.

Phase I of Growth Plan
Baotou Steel-General Steel Special Steel
Joint Venture Co. Ltd (SSJV)

3 Stages of Operations

First stage:             Announce early 2007 - will add 100,000 tons of capacity and
                      $45 million of revenues

Second stage:    Implement 2008 - will add 300,000 tons of capacity and $135 million in revenues

Third stage:           est. Implement 2009 - will add 200,000 tons of capacity and approximately $90 million in revenues

Phase I of Growth Plan
Baotou Steel-General Steel Special Steel
Joint Venture Co. Ltd (SSJV)

Profile

Joint Venture - 51% JV signed with Baotou Steel – “Top 10” in nation,

            3 stages of implementation

Total registered capital of JV:  $24MM

           Baotou contributes $12MM in land, equipment, and materials

           GSHO and DQ Metal contribute $12.5MM in 3 stages

Location – Northeast China, Kundulun, Inner Mongolia

Products – Converter processed alloy steel billets, 60%-70% for oil, natural gas and boiler use

Production Capacity – 600,000 tons

Customer Base – 10 key customers pre-identified

Phase I of Growth Plan
Baotou Steel-General Steel Special Steel
Joint Venture Co. Ltd (SSJV)

Key Advantages

Upgrade –  $6 million physical plant upgrade completed in 2004

Partner – Baotou is top 10 largest steel producers in China

Raw Materials – Baotou owns a large mine 150km to supply raw materials

Transportation – Baotou owns a private railroad to transport raw materials

Product Demand – Pipes used in energy sectors of oil, natural gas and hydro
(boilers) forecast strong and sustained demand

Production Technology – Only producer in top 5 competitors using non-
ectrosmelting; allows for lower production costs

Strong Management Relationship – Key advisory role in prior Baotou subsidiary turn-around

Future JVs – Strategic entry to future partnerships with Baotou

Tax – Sino-foreign Joint Venture tax holiday for first 2 years

Location – Only large production facility serving Northwest China

Phase I of Growth Plan
Baotou Steel-General Steel Special Steel
Joint Venture Co. Ltd (SSJV)

Baotou-General Steel Special Steel Joint Venture

Projected Consolidated Income Statements (in US$ ,000)

For the Years ending December 31 2007, 2008, 2009, 2010

Year to Dec.31

2007E

2008E

2009E

2010E

TOTAL REVENUE

26,080

44,960

54,400

63,648

Total Cost of Revenue

-24,754

-42,690

-51,658

-59,924

Gross Operating Profit

1,326

2,270

2,742

3,724

other operating profit

SG&A

-652

-1,124

-1,360

-1,537

Net Operating Profit

674

1,146

1,382

2,187

Other income (expense)

-

-

-

EBIT

674

1,146

1,382

2,187

Interest Expense

-

-

-

EBT & Minority Int.

674

1,146

1,382

2,187

Taxation

-

-

-228

-372

Net Profit before Minority interest

674

1,146

1,154

1,816

Minority interest

-135

-229

-231

-363

Net Profit

539

916

923

1,452

Profile

(Negotiations in final stages – estimated to be announced early 2007)

Located along a major waterway and railroad artery serving both Northwestern and Eastern seaboard regions

Fully-integrated production capabilities:  mining, coking, sintering, iron making, steel-rolling, steel making

Main products include steel bars, strip steel, tubes, billets, pig iron, and coke

Capacity to produce approximatly 3 million tons of finished product annually

Equipment includes 6 sintering machines, 8 blast furnaces, 4 converters, 3 tandem mills, and 2 oxygenerators

Company has about 659 acres of land and 6500 employees

Annual Revenues expected to be in excess of $1 billion

Earnings impact: roughly 8x increase

Phase II of Growth Plan
Central China Steel Company

Phase II of Growth Plan
Central China Steel Company

Subsidiaries

Iron mine with current reserves of approximately 300 million tons

76% of a rolling mill that produces ribbon steel

39% of a iron and steel company that produces 300,000 tons of billets

90% of a steel company that produces 100,000 tons of rebar

Leased railway lines in the Northwest region’s largest steel trading center

51% of an import-export company

100% of an integrated transportation company - 23 loaders, 13 cranes, 1 excavator, and
160 vehicles

75% of a machinery maintenance company

75% of a company that makes products from steel making waste products

100% of a company producing refractory materials

four other subsidiaries

Phase II of Growth Plan
Central China Steel Company

Key Advantages

Secure resource bases of iron ore, coke, water, electricity, limestone

           Iron mine with 300,000 ton reserves

          Largest coal deposits in province

Transportation access to major highways, and a special railroad connecting mine directly to the production site

Located at the Bridgehead to the Western region

             Western region targeted by Central government for strong infrastructure and economic development

             Large transportation cost advantage for rebar (main product) - not suited to long haul transportation

             Nearest competitor is 500 km. away

Eligible for Western Region Development reduced tax

Central China Steel Company				
Projected Consolidated Income Statements (in US$,000)				
For the Years ended December 31, 2007, 2008, 2009, 2010				
	2007E	2008E	2009E	2010E
Net sales revenue	1,099,423	1,444,599	1,709,920	1,966,408
Cost of sales	1,009,668	1,322,807	1,490,511	1,699,182
Gross profit	89,756	121,792	219,409	267,226
Selling Expenses	16,240	20,407	24,140	27,037
G&A Expenses	19,762	24,157	27,949	31,303
Income from operations	53,753	77,228	167,320	208,886
Other income (expenses)				
Interest expense	-13,519	-14,773	-17,400	-17,400
EBT & Minority Int.	40,234	62,455	149,920	191,486
Provision for income tax	2,965	8,947	23,520	32,553
Net income	37,269	53,508	126,400	158,933
Minority Interest	-18,262	-26,219	-61,936	-77,877
Net income	19,007	27,289	64,464	81,056

Phase II of Growth Plan
Central China Steel Company

Phase III of Growth Plan
Coastal Region Steel Company

Profile

(Negotiations well underway – estimated to be announced later 2007)

Location is in a prime domestic and international transportation hub

Main products include rebar and wire

Capacity to produce 2 million tons annually

Equipment is less than 3 years old and state-of-the art

           Hot rollers designed by the top institutes in China

           Processing equipment imported from Europe and the U.S.

Production site is 1.4 square kilometers with additional 2.5 square kilometers available

Strong existing distribution base

Current run rate $923 million

Expected purchase price 1.6x earnings

Phase III of Growth Plan
Coastal Region Steel Company

Key Advantages

Owned by a company that is a major customer for steel construction products

             Company has not been well managed because its managers have little steel industry experience

             GSHO believes it can show dramatic improvement in performance by installing its trained and expert management team

Company is a dominant supplier to the construction industry in one of the fastest growing regions of China. It also has a good export business to South East
Asian countries including Vietnam, Thailand, and Malaysia

Management is willing to sell at a very low price in order to ensure a continuous source of supply for it’s projects

Additional 2.5 square kilometers are available for developing a steel slab facility in Phase 2 of this project. Construction is planned for 2010-11. The land is very close to a large seaport

Phase III of Growth Plan
Coastal Region Steel Company

Coastal Region Steel Company

Projected Consolidated Income Statement (in US$ ,000)

For the Years Ended December 31, 2008, 2009, 2010

Year to Dec.31

2008E

2009E

2010E

TOTAL REVENUE

923,077

1,015,385

1,167,693

Total Cost of Revenue

-824,414

-906,855

-1,042,883

Gross Operating Profit

98,663

108,530

124,810

Selling, General & Admin. Expenses

-15,385

-17,693

-19,816

Net Operating Profit

83,278

90,837

104,993

Other income (expense)

-

-

EBIT

83,278

90,837

104,993

Interest Expense

Profit Before Tax & Minority Interest

83,278

90,837

104,993

Taxation

Net Profit Before Minority Interest

83,278

90,837

104,993

Minority Interest

-16,656

-18,167

-20,999

Net Profit

66,622

72,670

83,995

Phase IV of Growth Plan
Major SOE Steel Company

General Profile

Production Volume:  One of China’s leading SOEs

Capable to produce 63 varieties of steel and nearly 2000 specifications of steel products

Market dominance in key transportation infrastructure product

Nearly 30,000 employees

Over 20 subsidiaries, numerous Joint Ventures and partnerships

Nation-wide distribution and sales network, international sales offices

Phase IV of Growth Plan
Major SOE Steel Company

Major SOE Steel Company

Projected Income Statement (in US$ ,000)

For the Years ending December 31, 2009, 2010

Year to Dec.31

2009E

2010E

TOTAL REVENUE

3,825,000

4,398,750

Total Cost of Revenue

-3,366,000

-3,803,580

Gross Operating Profit

459,000

595,170

Selling, General & Admin. Expenses

-76,500

-84,915

Net Operating Profit

382,500

510,255

Other income (expense)

-

EBIT

382,500

510,255

Interest Expense

-104,000

-106,080

EBT Before Minority Interest

278,500

404,175

Taxation

Net Profit Before Minority Interest

278,500

404,175

Minority Interest

-136,465

-194,004

Net Profit

142,035

210,171

Consolidated Growth Forecast

Consolidated Income Statement  (in US$ ,000)

For the Years ending December 31 2006, 2007, 2008, 2009, 2010

Year to Dec.31

2006E

2007E

2008E

2009E

2010E

TOTAL REVENUE

142,253

755,882

2,615,226

6,829,795

7,855,352

Total Cost of Revenue

-135,761

-695,271

-2,376,294

-6,019,856

-6,839,078

Gross Operating Profit

6,492

60,611

238,932

809,939

1,016,275

Selling, General & Admin. Expenses

-2,152

-21,064

-63,772

-150,666

-167,994

Net Operating Profit

4,340

39,547

175,159

659,273

848,281

Other income (expense)

160

-

-

-

EBIT

4,500

39,547

175,159

659,273

848,281

Interest Expense

-2,089

-8,916

-16,929

-123,556

-123,480

EBT bef. Minority Int.

2,411

30,631

158,230

535,717

724,801

Taxation

-

-2,762

-10,422

-27,367

-37,186

Net Profit Before Minority Interest

2,411

27,870

147,808

508,350

687,615

Minority Interest

-769

-11,834

-46,066

-220,237

-295,942

Net Profit

1,642

16,036

101,741

288,113

391,673

No. of O/S Shares

31,250

46,250

56,250

116,250

120,000

EPS

0.05

0.35

1.81

2.48

3.26

Our People

Management Team

Henry Yu: Founder and Chairman of the Board. First private steel enterprise owner in
China (1989), Former CEO of DQ Metal and Sheet; MBA, BA Business Management,
BS in Engineering; China national representative to Asia Pacific Economic
Cooperation (APEC) Development Council

John  Chen: Chief Financial Officer. California CPA license; 7 years public and private practice with US and Chinese companies; BS degree from Cal Poly Pomona.
Bi-lingual English & Chinese

Ross Warner: Director. 17 years management experience with companies working in
Asia; 8 years in China; MBA from Thunderbird; Bi-lingual English & Chinese

Guodong Wang: Director, Chief Technical Officer. Engineer at Anshen Iron and Steel
Company (2nd largest Steel Producer in China), Master’s Degree in Engineering from
Beijing Iron and Steel Research Institute, Professor at Northeastern University,
Shenyang

Our Vision

By 2010, we target to be the largest non-government owned steel product producer in
China

We intend to achieve sales in excess of $6 billion and EPS in excess of $3.50 per share

We target to consolidate operations in Northwest China and establish key subsidiaries in select markets throughout China

We target to grow our production from 400,000 tons to 16.5 million tons annually and revenues from $140 million to $6 billion

We intend to grow through aggressive mergers and acquisitions targeting State Owned
Enterprise (SOE) steel companies and selected entities with outstanding potential

For the past ten years we have laid the foundation to execute this strategy and have now identified 4 key candidates